UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2016

Item 1.  Reports to Stockholders.

Annual Report 9/30/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® Intermediate Term Municipal Fund

Annual Report 9/30/2016 Oppenheimer Rochester® Intermediate Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16
	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5-Year (4-6) Index
1-Year	7.10%	4.69%	2.98%
5-Year	4.30	3.82	2.63
Since Inception (12/6/10)	4.54	4.13	4.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Intermediate Term Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. For the 12-month reporting period ended September 30, 2016, the Class A shares provided a yield-driven total return of 7.10% at net asset value (NAV), outperforming the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, its benchmark, by 412 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at the September 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. In its statement following the meeting, the FOMC noted that despite solid job growth – mostly caused as discouraged workers returned to the job market – the unemployment rate was “little changed.” The FOMC’s mandate includes fostering maximum employment and thus the FOMC decided to encourage the positive job growth trends by keeping rates low.

Other factors influencing the decision are inflation, which continues to run below the FOMC’s annual 2% target, and weak productivity gains, which the FOMC believes have the potential to inhibit economic growth over the long term. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	1.87%
Dividend Yield with sales charge	1.83
Standardized Yield	1.11
Taxable Equivalent Yield	1.96

Last distribution (9/27/16)	$0.007
Total distributions (10/1/15 to 9/30/16)	$0.093
Endnotes for this discussion begin on page 12 of this report.

3       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, the Fed’s chairman Janet Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” Ms. Yellen reiterated this position after the September 2016 meeting stating, “Although we don’t want the economy to overheat, the case for a rate increase has strengthened.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On September 30, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on September 30, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.37% on September, 2016, down 77 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.53% on September 30, 2016, down 59 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.79%, up 52 basis points from the September 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 315 securities as of September 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 0.8 cents per share at the outset of this reporting period, was reduced to 0.7 cents per share beginning with the July 2016 payout. In all, the Fund distributed 9.3 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a

4       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 1.96%, based on the Fund’s standardized yield as of September 30, 2016, and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

General obligation (G.O.) securities comprised 15.9% of total assets (16.3% of net assets) as of September 30, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various U.S. municipalities. This sector contributed positively to Fund performance this reporting period. Shareholders should note that all sectors held by this Fund made positive contributions to the Fund’s total return for this reporting period.

As of September 30, 2016, 12.1% of the Fund’s total assets (12.5% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The higher education sector contributed positively to Fund performance this reporting period.

As of September 30, 2016, the Fund was invested in the hospital/healthcare sector, which represented 9.6% of total assets (9.9% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. Collectively, they contributed positively to the Fund’s performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 8.4% of total assets (8.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.1% of total assets (4.2% of net assets), water utilities with 3.2% of total assets (3.3% of net assets), and sewer utilities with 1.1% of total assets (1.2% of net assets) as of September 30, 2016. Each of these utility sectors contributed positively to the Fund’s total return this reporting period.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 7.4% of the Fund’s total assets (7.6% of net assets) as of September 30, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements and, in aggregate, they contributed positively to the Fund’s performance.

5       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 5.3% of total assets (5.4% of net assets) as of September 30, 2016. Proceeds from the bonds in this sector are used to build and maintain roadways and highway amenities. Collectively, these bonds contributed positively to Fund performance this reporting period.

As of September 30, 2016, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 5.0% and 0.6% of the Fund’s total assets (5.1% and 0.6% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. In this reporting period, the Special Tax and Special Assessment sectors each contributed positively to the Fund’s total return.

Tax increment financing (TIF) bonds constituted 4.9% of the Fund’s total assets (5.0% of net assets) on September 30, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. In aggregate, TIFs also contributed positively to the Fund’s performance this reporting period.

The Fund’s investments in government appropriation bonds represented 4.7% of the Fund’s total assets (4.8% of net assets) as of September 30, 2016. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. This sector contributed positively to the Fund’s performance this reporting period.

The sales tax sector represented 4.4% of the Fund’s total assets (4.5% of net assets) as of September 30, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. During this reporting period, the sector contributed positively to the Fund’s total return.

As stated earlier, all sectors held by this Fund contributed positively to the Fund’s performance this reporting period.

6       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Our approach to municipal bond investing is flexible and responsive to market conditions.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. We believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

7       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA
Director of Credit Research

Chris Weiler, CFA
Senior Credit Analyst

Bob Bertucci, CFA
Senior Credit Analyst

Angela Uttaro
Senior Credit Analyst

Matt Torpey, CFA
Senior Credit Analyst

René Vecka, CFA
Senior Credit Analyst

Jon Hagen, CFA
Senior Credit Analyst

Alen Kreso, CFA
Senior Credit Analyst

Chris Meteyer, CFA
Credit Analyst

Clara Sanguinetti
Credit Analyst

Chad Osterhout
Credit Analyst

8       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity between 3 and 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA
Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D.
Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

9       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	15.9%
Higher Education	12.1
Hospital/Healthcare	9.6
Municipal Leases	7.4
Highways/Commuter Facilities	5.3
Special Tax	5.0
Tax Increment Financing (TIF)	4.9
Government Appropriation	4.7
Sales Tax Revenue	4.4
Electric Utilities	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.9%	0.5%	4.4%
AA	42.7	0.0	42.7
A	35.2	2.4	37.6
BBB	8.8	1.6	10.4
BB or lower	3.1	1.8	4.9
Total	93.7%	6.3%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/16

	Without Sales Charge	With Sales Charge
Class A	1.87%	1.83%
Class C	0.99	N/A
Class Y	2.12	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16
Class A	1.11%
Class C	0.38
Class Y	1.36

TAXABLE EQUIVALENT YIELDS

As of 9/30/16

Class A	1.96%
Class C	0.67
Class Y	2.40

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	7.10%	4.30%	4.54%
Class C (ORRCX)	12/6/10	6.04	3.48	3.70
Class Y (ORRYX)	12/6/10	7.08	4.53	4.77

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	4.69%	3.82%	4.13%
Class C (ORRCX)	12/6/10	5.04	3.48	3.70
Class Y (ORRYX)	12/6/10	7.08	4.53	4.77

11       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Bloomberg Barclays Municipal 5 Year (4-6) Index is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.007 for the 35-day accrual period ended September 27, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 27, 2016; for the yield with sales charge, the denominator is the Class A maximum offering

12       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0037 and $0.0080, respectively, for the 35-day accrual period ended September 27, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During 6 Months Ended September 30, 2016
Class A	$ 1,000.00	$ 1,028.10	$ 5.18
Class C	1,000.00	1,024.10	9.15
Class Y	1,000.00	1,029.20	4.07

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.90	5.16
Class C	1,000.00	1,016.00	9.11
Class Y	1,000.00	1,021.00	4.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.02%
Class C	1.80
Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2016

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—100.9%
Alabama—0.4%
$50,000	AL Agriculture & Mechanical University	5.000%	11/01/2024	05/01/2017	A	$51,229
230,000	AL Health Care Authority for Baptist Health of Alabama[1]	5.000	11/15/2021	10/31/2016	A	230,819
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	10/31/2016	A	15,087
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	10/31/2016	A	100,577
320,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	10/31/2016	A	321,846
235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	10/31/2016	A	236,356
						955,914

Alaska—0.1%
335,000	AK International Airports[1]	5.000	10/01/2022	10/31/2016	A	336,223

Arizona—1.6%
20,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)[1]	4.500	06/01/2031	10/31/2016	A	20,053
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	50,537
1,000,000	Glendale, AZ Transportation Excise Tax[1]	5.000	07/01/2029	07/01/2025	A	1,216,030
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	267,107
365,000	Maricopa County, AZ Elementary School District No. 8 (Osborn)[1]	6.000	07/01/2024	01/01/2017	A	376,600
585,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	11/01/2016	A	588,399
725,000	Navajo Nation, AZ1	5.500	12/01/2030	12/01/2025	A	824,745
250,000	Northern Arizona University[1]	5.000	06/01/2032	06/01/2025	A	301,898
100,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	06/28/2022	B	100,456
420,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	01/01/2017	A	423,822
						4,169,647

California—19.8%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,066
1,200,000	Banning, CA Unified School District[1]	5.000	08/01/2030	08/01/2026	A	1,493,292
1,550,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,777,803
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	486,011
130,000	CA GO	5.000	09/01/2019	10/31/2016	A	130,480
410,000	CA GO1	6.500	04/01/2033	04/01/2019	A	466,723
2,000,000	CA GO1	5.000	08/01/2031	02/01/2025	A	2,465,440

16       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000	CA GO1	6.000%	08/01/2020	02/01/2017	A	$5,088
1,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	06/01/2017	A	1,014,110
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	580,895
1,000,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	5.000	11/01/2032	11/01/2025	A	1,203,410
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	10/31/2016	A	125,511
50,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	10/31/2016	A	50,552
340,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	372,854
2,165,000	Cathedral City, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2024	A	2,671,567
15,000	Central, CA Unified School District[1]	5.000	08/01/2022	08/01/2017	A	15,532
10,000	Central, CA Unified School District[1]	5.000	08/01/2022	08/01/2017	A	10,344
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	106,301
1,500,000	Chula Vista, CA Municipal Financing Authority[1]	5.000	09/01/2026	09/01/2025	A	1,849,365
100,000	Compton, CA Community College District[1]	5.000	07/01/2018	07/01/2018		107,040
100,000	Compton, CA Community College District[1]	5.000	07/01/2019	07/01/2019		110,804
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	122,350
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2024	09/01/2022	A	595,530
380,000	El Monte, CA Union High School District[1]	5.000	06/01/2028	06/01/2026	A	483,565
1,000,000	Indio, CA Community Facilities District Special Tax	5.000	09/01/2035	09/01/2025	A	1,167,400
500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 43	5.000	09/01/2030	09/01/2026	A	605,780
50,000	La Mesa, CA Fire, Police & Emergency Services	5.000	08/01/2025	10/31/2016	A	50,183
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	574,285
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	10/31/2016	A	50,186
500,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	596,785
5,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	5.000	11/01/2030	11/01/2026	A	6,312,550
25,000	Los Angeles, CA State Building Authority[1]	5.500	10/01/2016	10/01/2016		25,003
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	288,647

17       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,595,000	Modesto, CA Irrigation District Financing Authority (Electric System)[1]	5.000%	10/01/2028	10/01/2025	A	$1,987,801
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	121,502
1,000,000	Murrieta Valley, CA Unified School District	5.000	09/01/2027	09/01/2026	A	1,239,230
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2017	A	192,631
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	576,403
1,880,000	Richmond, CA Joint Powers Financing Authority[1]	5.500	11/01/2029	12/03/2024	A	2,253,518
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	569,845
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	A	296,083
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	A	294,663
1,375,000	Riverside County, CA Public Financing Authority[1]	5.000	10/01/2029	10/01/2025	A	1,695,788
5,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel. Project)[1]	5.000	10/01/2021	10/31/2016	A	5,018
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		117,966
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	03/02/2017	A	416,924
1,000,000	Sacramento, CA City Unified School District[1]	5.000	07/01/2030	07/01/2024	A	1,207,250
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		156,590
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		48,801
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		404,992
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		216,894
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		275,500
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	623,917
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	08/01/2028	08/01/2022	A	300,678
2,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.000	10/15/2030	10/15/2025	A	2,473,500

18       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250%		02/15/2021	02/15/2017	A	$203,396
1,010,000	San Gorgonio, CA Memorial Health Care District[1]	5.000		08/01/2025	08/01/2020	A	1,146,370
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000		11/15/2022	11/15/2022		607,500
500,000	South Gate, CA Utility Authority[1]	5.250		10/01/2026	10/01/2022	A	612,640
2,080,000	South Tahoe, CA Joint Powers Financing Authority[1]	5.000		10/01/2028	10/01/2025	A	2,571,005
2,500,000	University of California[1]	5.000		05/15/2031	05/15/2025	A	3,113,800
100,000	Vallejo City, CA Unified School District	5.000		08/01/2027	10/31/2016	A	100,365
150,000	Vernon, CA Electric System[1]	5.125		08/01/2021	01/08/2019	A	166,025
65,000	Vernon, CA Electric System	5.125		08/01/2021	01/22/2019	C	70,673
1,470,000	West Kern, CA Community College District[1]	5.000		11/01/2026	11/01/2025	A	1,861,682
100,000	Westlands, CA Water District[1]	5.000		09/01/2027	09/01/2022	A	118,941
100,000	Westlands, CA Water District[1]	5.000		09/01/2026	09/01/2022	A	119,481
1,045,000	William S. Hart CA Union High School District	5.000		09/01/2032	03/01/2025	A	1,222,337
							53,316,161

Colorado—0.4%
600,000	Denver, CO Convention Center Hotel Authority[1]	5.000		12/01/2030	11/01/2016	A	601,428
500,000	Plaza, CO Metropolitan District No. 1	5.000		12/01/2022	12/01/2022		559,550
							1,160,978

Connecticut—1.9%
2,000,000	CT GO1	5.000		12/15/2020	12/15/2016	A	2,018,280
2,500,000	University of Connecticut[1]	5.000		03/15/2029	03/15/2026	A	3,103,450
							5,121,730

District of Columbia—1.9%
700,000	District of Columbia GO1	5.000		06/01/2027	12/01/2017	A	732,669
4,105,000	District of Columbia Hospital ROCs	1.040	[2]	07/15/2017	10/07/2016	A	4,105,000
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[1]	5.000		10/01/2030	10/01/2022	A	309,279
							5,146,948

Florida—4.2%
2,000,000	FL COP (USF Financing Corp.)[1]	5.000		07/01/2026	07/01/2025	A	2,457,900
10,000	FL Dept. of General Services (Florida Dept. of Management Services)	5.000		09/01/2028	10/31/2016	A	10,035
865,000	FL HEFFA (Bethune-Cookman University)[1]	5.375		07/01/2032	07/01/2020	A	964,034
10,000	FL Municipal Loan Council	5.250		05/01/2019	11/01/2016	A	10,036
65,000	FL Municipal Loan Council	5.250		11/01/2018	11/01/2016	A	65,247

19       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$250,000	Halifax, FL Hospital Medical Center[1]	5.000%	06/01/2035	06/01/2025	A	$294,912
5,000	Jea, FL St. John’s River Power Park System	5.000	10/01/2021	10/31/2016	A	5,018
500,000	Miami Beach, FL Redevel. Agency (City Center)[1]	5.000	02/01/2028	02/01/2024	A	604,260
40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	10/31/2016	A	41,073
75,000	Miami Beach, FL Water & Sewer[1]	5.500	09/01/2027	10/31/2016	A	77,280
1,000,000	Miami, FL Special Obligation[1]	5.000	03/01/2030	03/01/2023	A	1,151,240
1,000,000	Miami-Dade County, FL Public Facilities (Jackson Health System)[1]	5.000	06/01/2033	06/01/2025	A	1,192,880
1,900,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	05/01/2025	A	2,258,492
350,000	Mirabella, FL Community Devel. District	6.000	11/01/2026	01/03/2022	A	399,259
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	569,275
175,000	Pinellas County, FL Sewer	5.000	10/01/2032	10/31/2016	A	175,618
500,000	Sunrise, FL Utility System[1]	5.000	10/01/2028	10/01/2018	A	537,955
500,000	Tampa, FL Health System (Baycare Health System)[1]	5.000	11/15/2026	05/15/2022	A	591,095
						11,405,609

Georgia—2.8%
45,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	10/31/2016	A	45,404
1,000,000	Augusta, GA Water & Sewer[1]	5.000	10/01/2021	10/01/2017	A	1,051,810
15,000	College Park, GA (Atlanta International Airport)[1]	4.500	01/01/2031	10/31/2016	A	15,038
450,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	03/15/2021	A	473,297
180,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	195,527
885,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	961,340
35,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2016	A	35,125
20,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	10/31/2016	A	20,072
2,500,000	GA Municipal Electric Authority[1]	5.000	01/01/2030	07/01/2026	A	3,094,000
875,000	GA Municipal Electric Authority[1]	5.000	01/01/2032	01/01/2025	A	1,050,175
500,000	Randolph County, GA GO1	5.000	04/01/2030	04/01/2022	A	548,585
						7,490,373

Illinois—6.5%
720,000	Berwyn, IL GO1	5.000	12/01/2028	12/01/2018	A	775,771
100,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	10/31/2016	A	101,292
1,000,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/28/2018	B	1,051,900
715,000	Chicago, IL Board of Education[1]	5.000	12/01/2022	12/01/2017	A	738,052
500,000	Chicago, IL GO1	5.000	01/01/2019	10/31/2016	A	501,285
100,000	Chicago, IL GO1	5.000	01/01/2035	10/31/2016	A	100,338
35,000	Chicago, IL GO1	5.000	01/01/2023	10/31/2016	A	35,279

20       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois (Continued)
$40,000	Chicago, IL GO1	5.000%		01/01/2034	10/31/2016	A	$40,135
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2031	01/01/2025	A	3,600,600
2,000,000	Chicago, IL Sales Tax[1]	5.000		01/01/2026	10/31/2016	A	2,011,960
65,000	Chicago, IL State University (Auxiliary Facilities System)	5.000		12/01/2018	10/31/2016	A	65,224
500,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)[1]	5.250		12/01/2026	12/01/2023	A	582,315
350,000	Cook County, IL GO1	5.250		11/15/2033	11/15/2020	A	383,603
175,000	Franklin Park, IL GO1	6.250		07/01/2030	07/01/2021	A	210,227
70,000	IL COP	5.800		07/01/2017	10/31/2016	A	70,171
1,000,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.800		06/01/2030	10/31/2016	A	1,011,950
150,000	IL Finance Authority (ABHS/ABMC/ AVM/AVT/ABSJ Obligated Group)[1]	5.250		01/01/2022	04/14/2018	A	160,095
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000		11/15/2029	05/15/2019	A	173,694
50,000	IL Finance Authority (RUMC/ RNSMC/RCMC Obligated Group)[1]	5.250		11/01/2035	11/01/2018	A	54,522
225,000	IL GO	5.000		06/01/2020	10/31/2016	A	225,756
25,000	IL GO1	5.000		06/01/2027	10/31/2016	A	25,185
300,000	IL GO	5.000		11/01/2023	11/01/2016	A	302,226
2,000,000	IL Metropolitan Pier & Exposition Authority[1]	5.500		06/15/2029	12/11/2026	B	2,518,160
35,000	Markham, IL GO1	5.250		01/01/2023	10/31/2016	A	35,096
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000		01/01/2019	01/01/2018	A	36,808
2,085,000	University of Illinois (Health Services Facilities System)[1]	6.000		10/01/2030	10/01/2023	A	2,563,925
							17,375,569

Indiana—0.9%
2,300,000	IN Bond Bank Special Program Floaters[1]	1.180	[2]	04/15/2018	10/07/2016	A	2,300,000
200,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[3]	4.500		01/01/2026	08/17/2023	A	200,288
							2,500,288

Iowa—0.5%
895,000	IA Higher Education Loan Authority (Buena Vista University)[1]	5.000		04/01/2031	04/01/2021	A	1,014,608
250,000	IA Tobacco Settlement Authority (TASC)[1]	5.600		06/01/2034	06/01/2017	A	251,632
							1,266,240

Kansas—0.5%
1,000,000	KS Devel. Finance Authority[1]	5.000		05/01/2028	05/01/2023	A	1,214,040

Kentucky—1.9%
1,000,000	Fayette County, KY School District[1]	5.000		08/01/2031	08/01/2025	A	1,211,190

21       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kentucky (Continued)
$100,000	KY EDFA (Ashland Hospital)[1]	6.000%	02/01/2033	02/01/2018	A	$104,817
1,345,000	KY Municipal Power Agency[1]	5.000	09/01/2028	09/01/2025	A	1,612,292
2,000,000	Louisville & Jefferson County, KY (Catholic Health Initiatives)[1]	5.000	12/01/2028	06/01/2022	A	2,269,680
						5,197,979

Louisiana—2.7%
3,000,000	LA Public Facilities Authority (Loyola University New Orleans)[1]	5.250	10/01/2028	10/01/2021	A	3,451,170
1,405,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2036	06/01/2025	A	1,628,521
1,600,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2026	05/15/2017	A	1,640,944
500,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2026	06/01/2024	A	603,585
						7,324,220

Maine—0.0%
5,000	ME H&HEFA (BH / FMemH / GINNE / MHosp / MDIH / RCHC / SJH / SMRMC / UNE / AMCtr Obligated Group)[1]	5.250	07/01/2021	10/31/2016	A	5,019

Maryland—0.3%
470,000	Baltimore, MD Convention Center[1]	5.000	09/01/2019	10/31/2016	A	471,683
230,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	09/01/2030	03/01/2021	A	251,928
						723,611

Massachusetts—0.2%
250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		260,915
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	290,863
						551,778

Michigan—5.4%
85,000	Charyl Stockwell Academy, MI Public School Academy[3]	4.875	10/01/2023	12/08/2020	B	88,110
500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2017	A	511,610
550,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	07/01/2019	A	631,884
500,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	10/31/2016	A	509,330
1,000,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	10/31/2016	A	1,018,330
15,000	Ecorse Creek, MI Public School District	5.000	05/01/2027	11/01/2016	A	15,054
100,000	Grand Rapids, MI Building Authority	5.000	10/01/2028	10/31/2016	A	100,351
1,850,000	MI Finance Authority (Detroit School District)[1]	5.500	06/01/2021	06/01/2017	A	1,916,767
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2027	07/01/2024	A	1,196,200

22       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Michigan (Continued)
$750,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000%		07/01/2029	07/01/2025	A	$896,235
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2026	07/01/2024	A	1,203,300
250,000	MI Finance Authority (School District)[1]	5.000		06/01/2020	06/01/2017	A	258,803
245,000	MI Finance Authority (Sparrow Health)[1]	5.000		11/15/2032	05/15/2025	A	295,732
15,000	MI Municipal Bond Authority	6.000		11/01/2020	11/01/2016	A	15,066
1,805,000	Romulus, MI Tax Increment Financing Authority[1]	5.000		11/01/2026	05/07/2026	B	2,248,777
3,000,000	Wayne, MI State University[1]	5.000		11/15/2027	05/15/2026	A	3,748,260
							14,653,809

Minnesota—0.2%
500,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	5.750		08/01/2030	08/11/2023	A	525,020
Mississippi—0.5%
505,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[2]	09/01/2028	10/31/2016	A	506,156
245,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875		04/01/2022	10/31/2016	A	253,818
545,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875		04/01/2026	04/01/2021	A	621,316
							1,381,290

Missouri—1.5%
250,000	Howard Bend, MO Levee District[1]	4.250		03/01/2022	03/01/2017	A	250,845
1,540,000	Jackson County, MO Special Obligation (Truman Sports Complex)[1]	5.000		12/01/2031	12/01/2024	A	1,856,932
115,000	Kansas City, MO IDA (Sales Tax)	4.250		04/01/2026	12/25/2022	B	114,392
370,000	Maplewood Richmond Heights, MO School District[1]	5.000		03/01/2020	03/01/2017	A	376,323
40,000	MO Environmental Improvement & Energy Resources Authority	5.500		07/01/2019	10/31/2016	A	40,163
5,000	MO Environmental Improvement & Energy Resources Authority[1]	5.900		01/01/2019	10/31/2016	A	5,022
20,000	MO Environmental Improvement & Energy Resources Authority	5.000		01/01/2020	10/31/2016	A	20,073
65,000	MO Environmental Improvement & Energy Resources Authority	5.125		01/01/2020	10/31/2016	A	65,245
10,000	MO Monarch-Chesterfield Levee District[1]	5.750		03/01/2019	10/31/2016	A	10,041
1,000,000	St. Louis, MO Municipal Finance Corp.[1]	5.000		07/15/2030	07/15/2024	A	1,202,630
							3,941,666

23       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Nevada—0.7%
$1,020,000	Clark County, NV School District[1]	5.000%		06/15/2022	06/15/2018	A	$1,089,564
80,000	Las Vegas, NV Special Improvement District No. 607	5.000		06/01/2024	06/01/2024		90,401
200,000	North Las Vegas, NV GO1	5.000		05/01/2024	11/01/2016	A	200,194
500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000		10/01/2023	10/31/2016	A	500,485
							1,880,644

New Jersey—8.0%
15,000	Burlington County, NJ Bridge Commission[1]	4.500		10/15/2022	10/31/2016	A	15,048
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2027	11/01/2024	A	1,150,620
2,000,000	NJ EDA[1]	5.000		06/15/2024	06/15/2024		2,316,040
1,000,000	NJ EDA[1]	5.000		06/15/2022	06/15/2022		1,138,050
250,000	NJ EDA (Provident Group-Rowan Properties)[1]	5.000		01/01/2030	01/01/2025	A	287,982
2,000,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2022	03/01/2022		2,265,320
305,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2026	03/01/2023	A	344,586
2,035,000	NJ EDA (School Facilities Construction)[1]	5.000		06/15/2026	06/15/2024	A	2,426,208
1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		06/15/2026	06/15/2024	A	1,144,970
50,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125		07/01/2028	07/01/2018	A	53,715
1,000,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000		07/01/2027	07/01/2026	A	1,220,980
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	07/01/2021	A	2,420,500
250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250		07/01/2026	07/01/2021	A	298,230
75,000	NJ Higher Education Assistance Authority[1]	5.000		12/01/2025	12/01/2019	A	78,812
7,750,000	NJ Tobacco Settlement Financing Corp.	5.299	[4]	06/01/2041	06/01/2017	A	2,068,863
2,000,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2023	06/15/2023		2,313,800
250,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2027	06/15/2021	A	275,350
710,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2030	06/15/2023	A	803,159
250,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2032	12/15/2024	A	287,310

24       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New Jersey (Continued)
$500,000	South Jersey, NJ Transportation Authority[1]	5.000%		11/01/2028	11/01/2024	A	$588,845
							21,498,388

New Mexico—0.2%
625,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000		06/01/2023	10/31/2016	A	627,244

New York—7.5%
100,000	L.I., NY Power Authority[1]	5.000		04/01/2023	04/01/2019	A	107,784
500,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250	[5]	06/01/2026	10/31/2016	A	501,790
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2035	07/01/2025	A	408,800
270,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2030	06/01/2026	A	322,782
250,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2031	06/01/2026	A	297,935
280,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2027	06/01/2026	A	345,772
1,500,000	NY MTA, Series C-1[1]	5.000		11/15/2031	11/15/2025	A	1,841,310
2,500,000	NY MTA, Series C-1[1]	5.250		11/15/2031	11/15/2025	A	3,134,250
1,000,000	NYC GO1	5.000		08/01/2029	02/01/2025	A	1,231,930
150,000	NYC GO1	5.250		09/01/2022	09/01/2018	A	162,648
3,890,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2028	01/15/2026	A	4,945,668
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000		12/01/2024	12/01/2024		348,363
35,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	11/01/2016	A	35,063
2,055,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2032	02/15/2025	A	2,512,217
500,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000		10/01/2030	10/01/2025	A	573,835
2,000,000	Oyster Bay, NY GO	4.000		06/01/2018	06/01/2018		2,017,080
1,230,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	10/31/2016	A	1,266,826
							20,054,053

North Carolina—0.5%
250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000		11/01/2034	11/01/2016	A	250,943
1,085,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500		10/01/2021	04/01/2018	A	1,146,335
							1,397,278

Ohio—2.0%
2,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	06/01/2030		1,991,080

25       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$500,000	Hamilton County, OH Sales Tax[1]	5.000%	12/01/2020	12/01/2016	A	$503,650
485,000	OH Higher Educational Facility Commission (Hiram College)[1,3]	6.000	10/01/2021	09/15/2018	A	497,198
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	274,250
350,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.500	12/01/2029	12/01/2024	A	394,838
1,500,000	Toledo, OH Waterworks[1]	5.000	11/15/2031	05/15/2023	A	1,800,225
						5,461,241

Oklahoma—1.0%
500,000	OK Capital Improvement Authority (Native American Center)[1]	5.300	07/01/2025	07/01/2018	A	536,985
2,000,000	Tulsa County, OK Industrial Authority (St. Francis Health System)[1]	5.000	12/15/2029	12/15/2016	A	2,017,600
						2,554,585

Oregon—0.4%
250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000	05/01/2036	05/01/2025	A	291,298
250,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)[1]	5.000	12/01/2030	12/01/2026	A	304,680
295,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)[1]	5.000	12/01/2025	12/01/2025		364,434
15,000	OR GO (Elderly & Disabled Hsg.)	5.150	08/01/2030	10/31/2016	A	15,048
						975,460

Pennsylvania—8.3%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		50,069
150,000	Burrell, PA School District	5.000	07/15/2019	10/31/2016	A	150,548
1,000,000	Chester County, PA H&EFA (SSS / SRC / SMSvcs / TCS / JP / SM / SHouse Obligated Group)	5.000	12/01/2030	12/01/2025	A	1,069,730
1,465,000	Crawford County, PA IDA (Allegheny College)[1]	5.000	05/01/2031	05/01/2026	A	1,718,152
1,440,000	Crawford County, PA IDA (Allegheny College)[1]	5.000	05/01/2029	05/01/2026	A	1,712,275
500,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2025	09/25/2022	B	593,540
845,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000	07/01/2027	07/01/2020	A	901,936
450,000	Gateway, PA School District[1]	5.000	07/15/2018	07/15/2017	A	464,783
1,500,000	Lancaster County, PA Hospital Authority (Masonic Villages of Grand Lodge of Pennyslvania)[1]	5.000	11/01/2029	05/01/2025	A	1,811,715

26       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$500,000	Luzerne County, PA GO1	5.000%	11/15/2029	11/15/2025	A	$583,475
200,000	Luzerne County, PA GO1	6.750	11/01/2023	11/01/2019	A	228,440
1,195,000	Luzerne County, PA GO1	7.000	11/01/2026	11/01/2019	A	1,366,100
3,000,000	Northampton County, PA General Purpose Authority (SLH/SLHB/ SLHAC/SLHMC/SLWH Obligated Group)[1]	5.000	08/15/2028	08/15/2026	A	3,665,910
1,500,000	PA GO1	5.000	03/15/2031	03/15/2025	A	1,794,390
285,000	PA HEFA (University of the Arts)[1]	5.000	09/15/2033	10/31/2016	A	285,992
2,000,000	PA Public School Building Authority (Philadelphia Community College)[1]	5.000	06/15/2026	06/15/2025	A	2,429,820
690,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	06/01/2024	12/01/2016	A	695,009
1,055,000	PA Turnpike Commission[1]	5.000	12/01/2028	06/01/2025	A	1,288,429
250,000	PA Turnpike Commission[1]	5.250	12/01/2034	12/01/2025	A	299,893
700,000	Philadelphia, PA Authority for Industrial Devel. (Russell Byers Charter School)[1]	5.150	05/01/2027	05/01/2017	A	708,232
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	10/31/2016	A	40,158
500,000	West Shore, PA Area Authority (ML / MFS / MLCSS / Mhome / CAHA Obligated Group)[1]	5.000	07/01/2030	07/01/2025	A	575,830
						22,434,426

Rhode Island—1.4%
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	580,900
35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	10/31/2016	A	35,131
3,175,000	RI Economic Devel. Corp. (Rhode Island Dept. of Transportation)	5.000	06/15/2025	10/31/2016	A	3,186,335
						3,802,366

South Carolina—1.5%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	A	593,635
1,000,000	Greenville, SC Hospital System (GHospS/GPH/TEFOTG/GHlthS Obligated Group)[1]	5.000	05/01/2027	05/01/2022	A	1,167,780
2,000,000	Piedmont, SC Municipal Power Agency[1]	5.000	01/01/2030	01/01/2025	A	2,382,200
						4,143,615

South Dakota—0.2%
550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2026	06/01/2023	A	639,227
Tennessee—0.4%
500,000	Knox County, TN HE&HFB (Covenant Health)[1]	5.000	01/01/2025	01/01/2023	A	596,655
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		341,190
						937,845

27       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas—11.0%
$1,500,000	Arlington, TX Higher Education Finance Corp. (Harmony Public Schools)[1]	5.000%	02/15/2032	02/15/2025	A	$1,799,295
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	A	75,812
1,000,000	Dallas County, TX Flood Control District	5.000	04/01/2028	04/01/2023	A	1,068,000
1,000,000	Dallas County, TX Utility & Reclamation District[1]	5.375	02/15/2029	02/15/2017	A	1,017,140
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2026	11/01/2020	A	144,361
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2025	11/01/2020	A	144,361
1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)[1]	7.000	08/15/2023	08/15/2017	A	1,054,400
1,085,000	Frisco, TX Community Devel. Corp.[1]	5.000	02/15/2028	02/15/2026	A	1,358,821
30,000	Greenville, TX Electric Utility System	4.650	02/15/2029	10/31/2016	A	30,100
1,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2030	11/15/2024	A	1,198,310
4,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	11/15/2024	A	4,836,120
500,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2027	11/15/2024	A	611,600
250,000	Houston, TX Higher Education Finance Corp. (Kipp)[1]	5.000	08/15/2029	08/15/2025	A	307,000
20,000	Huntsville, TX GO COP[1]	5.000	08/15/2023	10/31/2016	A	20,073
1,410,000	Lancaster, TX Independent School District[1]	5.000	02/15/2032	02/15/2025	A	1,680,706
335,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2031	04/01/2026	A	393,112
500,000	North TX Tollway Authority[1]	5.000	01/01/2031	01/01/2024	A	597,430
1,335,000	Northwest, TX Independent School District[1]	5.000	02/15/2030	02/15/2025	A	1,640,074
100,000	St. George Place, TX Redevel. Authority	5.350	09/01/2018	10/31/2016	A	100,376
635,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (CHlth/CSHSC/CHGC/CHST/ CSRHCC/CHALT Obligated Group)[1]	6.250	07/01/2028	01/01/2019	A	704,247
2,800,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	3,510,780
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	A	580,495
85,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625	12/15/2017	06/18/2017	B	87,496

28       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500%	05/01/2018	05/01/2018		$157,700
2,000,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)[1]	5.500	08/01/2025	08/01/2025		2,523,640
665,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	868,876
920,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2030	12/01/2024	A	1,200,094
1,005,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	1,313,113
500,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2030	12/01/2024	A	652,225
						29,675,757

Vermont—0.9%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2030	07/01/2024	A	1,170,940
250,000	Burlington, VT GO1	5.000	11/01/2027	11/01/2022	A	291,107
250,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		294,970
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)[1]	5.000	11/01/2028	11/01/2022	A	596,870
						2,353,887

Washington—2.5%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	10/31/2016	A	25,013
3,000,000	King County, WA GO1	5.000	12/01/2029	12/01/2025	A	3,768,120
1,500,000	WA GO1	5.000	02/01/2030	02/01/2026	A	1,869,885
500,000	WA Health Care Facilities Authority (Central Washington Health Services Association)[1]	5.000	07/01/2030	07/01/2025	A	586,330
500,000	WA Hsg. Finance Commission (Heron’s Key)	6.000	07/01/2025	08/13/2023	B	534,135
						6,783,483

West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200	11/01/2021	11/01/2016	A	20,074

Wisconsin—0.2%
500,000	WI H&EFA (Marshfield Clinic)[1]	5.000	02/15/2028	02/15/2022	A	579,810

Total Investments, at Value (Cost $261,504,813)—100.9%						271,583,495
Net Other Assets (Liabilities)—(0.9)						(2,377,490)

Net Assets—100.0%						$269,206,005

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

    A. Optional call date; corresponds to the most conservative yield calculation.

    B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

    C. Average life due to mandatory, or expected, sinking fund principal payments prior to applicable optional call date.

29       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
AMCtr	Aroostook Medical Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
BH	Bridgton Hospital
CAHA	Capital Area Health Associates
CDA	Communities Devel. Authority
CHALT	Christus Health Ark-La-Tex
CHGC	Christus Health Gulf Coast
CHlth	Christus Health
CHST	Christus Health Southeast Texas
COP	Certificates of Participation
CSHSC	Christus Spohn Health System Corporation
CSRHCC	Christus Santa Rosa Health Care Corporation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FMemH	Franklin Memorial Hospital
GHlthS	Greenville Health System
GHospS	Greenville Hospital System
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GPH	GHS Partners in Health
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
IDA	Industrial Devel. Agency
JFK	John Fitzgerald Kennedy
JP	Jenner’s Pond
L.I.	Long Island
MDIH	Mount Desert Island Hospital
MFS	Messiah Family Services

30       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

Mhome	Messiah Home
MHosp	Mercy Hospital
ML	Messiah Lifeways
MLCSS	Messiah Lifeways Community Support Services
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
RCHC	Rumford Community Home Corporation
RCMC	Rush-Copley Medical Center
RNSMC	Rush North Shore Medical Center
ROCs	Reset Option Certificates
RUMC	Rush University Medical Center
SHouse	Simpson House
SJH	St. Joseph Hospital
SLH	Toledo Hospital
SLHAC	St. Luke’s Hospital - Anderson Campus
SLHB	St. Luke’s Hospital Bethlehem
SLHMC	St. Luke’s Hospital - Monroe Campus
SLWH	St. Luke’s Warren Hospital
SM	Simpson Meadows
SMRMC	St. Mary’s Regional Medical Center
SMSvcs	Simpson Management Services
SRC	Simpson Retirement Communities
SSS	Simpson Senior Services
TASC	Tobacco Settlement Asset-Backed Bonds
TCS	Third Century Services
TEFOTG	The Endowment Fund of the Greenville
UNE	University of New England
USF	University of South Florida

See accompanying Notes to Financial Statements.

31       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value (cost $261,504,813)—see accompanying statement of investments	$271,583,495
Cash	387,500
Receivables and other assets:
Interest	3,435,615
Investments sold on a when-issued or delayed delivery basis	1,190,657
Shares of beneficial interest sold	188,585
Other	58,514
Total assets	276,844,366
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	6,400,000
Shares of beneficial interest redeemed	653,774
Investments purchased (including $200,000 purchased on a when-issued or delayed delivery basis)	452,194
Distribution and service plan fees	44,271
Dividends	42,945
Shareholder communications	8,587
Trustees’ compensation	2,863
Interest expense on borrowings	1,808
Other	31,919
Total liabilities	7,638,361
Net Assets	$269,206,005

Composition of Net Assets
Par value of shares of beneficial interest	$59,894
Additional paid-in capital	260,338,543
Accumulated net investment loss	(44,687)
Accumulated net realized loss on investments	(1,226,427)
Net unrealized appreciation on investments	10,078,682
Net Assets	$269,206,005

32       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $166,994,186 and 37,148,693 shares of beneficial interest outstanding)	$4.50

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.60
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,102,815 and 10,715,466 shares of beneficial interest outstanding)	$4.49
Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $54,109,004 and 12,029,458 shares of beneficial interest outstanding)	$4.50

See accompanying Notes to Financial Statements.

33       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2016

Investment Income
Interest	$6,297,585
Expenses
Management fees	1,237,726
Distribution and service plan fees:
Class A	336,069
Class C	382,295
Transfer and shareholder servicing agent fees:
Class A	134,924
Class C	38,237
Class Y	35,094
Shareholder communications:
Class A	11,507
Class C	4,918
Class Y	3,628
Borrowing fees	145,616
Interest expense on borrowings	5,075
Trustees’ compensation	3,537
Custodian fees and expenses	1,346
Other	70,542
Total expenses	2,410,514
Less waivers and reimbursements of expenses	(60,989)
Net expenses	2,349,525
Net Investment Income	3,948,060
Realized and Unrealized Gain
Net realized gain on investments	723,147
Net change in unrealized appreciation/depreciation on investments	7,828,547
Net Increase in Net Assets Resulting from Operations	$12,499,754

See accompanying Notes to Financial Statements.

34       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income	$3,948,060	$1,871,392
Net realized gain (loss)	723,147	(420,282)
Net change in unrealized appreciation/depreciation	7,828,547	1,203,444
Net increase in net assets resulting from operations	12,499,754	2,654,554
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,777,835)	(1,457,822)
Class C	(491,093)	(309,626)
Class Y	(788,874)	(281,069)
	(4,057,802)	(2,048,517)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	67,399,548	50,004,417
Class C	20,847,332	12,752,662
Class Y	32,259,548	12,844,309
	120,506,428	75,601,388
Net Assets
Total increase	128,948,380	76,207,425
Beginning of period	140,257,625	64,050,200
End of period (including accumulated net investment income (loss) of $(44,687) and $58,311, respectively)	$269,206,005	$140,257,625

See accompanying Notes to Financial Statements.

35       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.28	$4.08	$4.33	$4.17
Income (loss) from investment operations:
Net investment income[3]	0.09	0.10	0.13	0.12	0.12
Net realized and unrealized gain (loss)	0.21	0.02	0.19	(0.25)	0.18
Total from investment operations	0.30	0.12	0.32	(0.13)	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.12)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.09)	(0.11)	(0.12)	(0.12)	(0.14)
Net asset value, end of period	$4.50	$4.29	$4.28	$4.08	$4.33

Total Return, at Net Asset Value[4]	7.10%	2.94%	7.78%	(3.18)%	7.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,994	$93,966	$43,489	$47,315	$31,833
Average net assets (in thousands)	$135,238	$55,240	$46,841	$49,397	$21,991
Ratios to average net assets:[5]
Net investment income	2.00%	2.42%	3.00%	2.78%	2.90%
Expenses excluding specific expenses listed below	0.99%	1.03%	1.06%	1.05%	1.14%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%
Total expenses	1.06%	1.18%	1.20%	1.10%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.09%	1.09%	1.00%	0.98%
Portfolio turnover rate	24%	56%	40%	33%	17%

36       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

37       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.28	$4.08	$4.33	$4.16
Income (loss) from investment operations:
Net investment income[3]	0.05	0.07	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.21	0.02	0.19	(0.25)	0.18
Total from investment operations	0.26	0.09	0.28	(0.16)	0.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.08)	(0.08)	(0.09)	(0.10)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[4]
Total dividends and/or distributions to shareholders	(0.06)	(0.08)	(0.08)	(0.09)	(0.10)
Net asset value, end of period	$4.49	$4.29	$4.28	$4.08	$4.33

Total Return, at Net Asset Value[5]	6.04%	2.23%	6.95%	(3.86)%	6.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,103	$25,703	$12,842	$11,010	$9,905
Average net assets (in thousands)	$38,334	$16,536	$11,648	$13,360	$4,762
Ratios to average net assets:[6]
Net investment income	1.22%	1.66%	2.21%	2.00%	2.06%
Expenses excluding specific expenses listed below	1.74%	1.79%	1.85%	1.85%	2.10%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%
Total expenses	1.81%	1.94%	1.99%	1.90%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.87%	1.87%	1.78%	1.76%
Portfolio turnover rate	24%	56%	40%	33%	17%

38       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

39       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.28	$4.08	$4.33	$4.17
Income (loss) from investment operations:
Net investment income[3]	0.10	0.12	0.13	0.13	0.13
Net realized and unrealized gain (loss)	0.20	0.02	0.19	(0.25)	0.18
Total from investment operations	0.30	0.14	0.32	(0.12)	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.12)	(0.12)	(0.13)	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.10)	(0.12)	(0.12)	(0.13)	(0.15)
Net asset value, end of period	$4.50	$4.30	$4.28	$4.08	$4.33

Total Return, at Net Asset Value[4]	7.08%	3.41%	8.01%	(2.95)%	7.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,109	$20,589	$7,719	$3,543	$1,979
Average net assets (in thousands)	$35,292	$9,772	$4,089	$3,326	$1,033
Ratios to average net assets:[5]
Net investment income	2.19%	2.69%	3.17%	3.02%	3.02%
Expenses excluding specific expenses listed below	0.74%	0.80%	0.80%	0.78%	0.99%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%
Total expenses	0.81%	0.95%	0.94%	0.83%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.87%	0.87%	0.78%	0.76%
Portfolio turnover rate	24%	56%	40%	33%	17%

40       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

41       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

42       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$1,226,426	$10,078,682

1. At period end, the Fund had $1,226,426 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

43       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Expiring
No expiration	$1,226,426

2. During the reporting period, the Fund utilized $723,147 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss
$6,744	$6,744

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2016	Year Ended September 30, 2015
Distributions paid from:
Exempt-interest dividends	$4,038,790	$2,048,511
Ordinary income	19,012	6
Total	$4,057,802	$2,048,517

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$261,504,813

Gross unrealized appreciation	$10,215,106
Gross unrealized depreciation	(136,424)

Net unrealized appreciation	$10,078,682

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

44       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3)

45       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

46       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$955,914	$—	$955,914
Alaska	—	336,223	—	336,223
Arizona	—	4,169,647	—	4,169,647
California	—	53,316,161	—	53,316,161

47       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Colorado	$—	$1,160,978	$—	$1,160,978
Connecticut	—	5,121,730	—	5,121,730
District of Columbia	—	5,146,948	—	5,146,948
Florida	—	11,405,609	—	11,405,609
Georgia	—	7,490,373	—	7,490,373
Illinois	—	17,375,569	—	17,375,569
Indiana	—	2,500,288	—	2,500,288
Iowa	—	1,266,240	—	1,266,240
Kansas	—	1,214,040	—	1,214,040
Kentucky	—	5,197,979	—	5,197,979
Louisiana	—	7,324,220	—	7,324,220
Maine	—	5,019	—	5,019
Maryland	—	723,611	—	723,611
Massachusetts	—	551,778	—	551,778
Michigan	—	14,653,809	—	14,653,809
Minnesota	—	525,020	—	525,020
Mississippi	—	1,381,290	—	1,381,290
Missouri	—	3,941,666	—	3,941,666
Nevada	—	1,880,644	—	1,880,644
New Jersey	—	21,498,388	—	21,498,388
New Mexico	—	627,244	—	627,244
New York	—	20,054,053	—	20,054,053
North Carolina	—	1,397,278	—	1,397,278
Ohio	—	5,461,241	—	5,461,241
Oklahoma	—	2,554,585	—	2,554,585
Oregon	—	975,460	—	975,460
Pennsylvania	—	22,434,426	—	22,434,426
Rhode Island	—	3,802,366	—	3,802,366
South Carolina	—	4,143,615	—	4,143,615
South Dakota	—	639,227	—	639,227
Tennessee	—	937,845	—	937,845
Texas	—	29,675,757	—	29,675,757
Vermont	—	2,353,887	—	2,353,887
Washington	—	6,783,483	—	6,783,483
West Virginia	—	20,074	—	20,074
Wisconsin	—	579,810	—	579,810

Total Assets	$—	$271,583,495	$—	$271,583,495

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

48       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$200,000
Sold securities	1,190,657

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

49       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares		Amount
Class A
Sold	26,287,881	$116,405,956	6,036,173		$70,287,230
Dividends and/or distributions reinvested	579,736	2,568,766	157,159		1,346,670
Redeemed	(11,609,870)	(51,575,174)	(2,039,037)		(21,629,483)
Shares tendered from share split	—	—	14,350,095	[1]	—
Net increase	15,257,747	$67,399,548	18,504,390		$50,004,417

Class C
Sold	7,180,414	$31,789,197	1,505,685		$16,909,013
Dividends and/or distributions reinvested	103,276	457,282	32,679		289,136
Redeemed	(2,563,544)	(11,399,147)	(427,029)		(4,445,487)
Shares tendered from share split	—	—	3,882,714	[1]	—
Net increase	4,720,146	$20,847,332	4,994,049		$12,752,662

50       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares		Amount
Class Y
Sold	9,866,785	$43,958,473	2,990,656		$19,152,195
Dividends and/or distributions reinvested	173,942	773,390	28,038		267,219
Redeemed	(2,804,840)	(12,472,315)	(618,353)		(6,575,105)
Shares tendered from share split	—	—	1,792,266	[1]	—
Net increase	7,235,887	$32,259,548	4,192,607		$12,844,309

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 10.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$176,192,480	$50,748,443

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these

51       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual

52       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2016	$20,427	$1,844	$5,762

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $51,357, $5,727 and $3,905 for Class A, Class C and Class Y shares, respectively.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense

53       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.7452% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had borrowings outstanding at an interest rate of 0.7452%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	825,956
Average Daily Interest Rate	0.5740%
Fees Paid	95,151
Interest Paid	3,680

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the

54       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$51,253

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained

55       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

56       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Intermediate Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Intermediate Term Municipal Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2016

57       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.5315% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

58       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

59       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national intermediate category. The Board noted that the Fund’s one-year and three-year performance was better than its category median and its five-year performance was equal to its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national intermediate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.95% for Class A shares, 1.73% for Class C shares and 0.73% for Class Y shares. This fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

60       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

61       OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Intermediate Term Municipal Fund	4/26/16	96.3%	0.0%	3.7%
Oppenheimer Rochester Intermediate Term Municipal Fund	5/24/16	78.3%	21.7%	0.0%
Oppenheimer Rochester Intermediate Term Municipal Fund	6/21/16	57.7%	0.0%	42.3%
Oppenheimer Rochester Intermediate Term Municipal Fund	7/26/16	70.2%	29.8%	0.0%
Oppenheimer Rochester Intermediate Term Municipal Fund	8/23/16	62.2%	29.2%	8.6%
Oppenheimer Rochester Intermediate Term Municipal Fund	9/27/16	76.9%	0.0%	23.1%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2008) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2008) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014)| Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2008) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2008) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

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Joanne Pace, Continued

Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Mss. Lo Bessette, Foxson, Mossow, and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President (since 2008) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy Willis, Vice President (since 2008) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2008) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (Since January 2016) and Assistant Vice President of the Sub-Adviser (from January 2011 to January 2016). Associate Portfolio Manager (from June 2013 to January 2016). She was a Portfolio Research Analyst of the Sub-Adviser (from June 2011 to June 2013) and was a Credit Analyst of the Sub-Adviser (from May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (from September 2006 to May 2007) and was an Analyst/Trading Assistant at The Baupost Group (from August 2000 to March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2008) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the Fund and other Oppenheimer funds.

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Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800. CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0636.001.0916 November 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $40,400 in fiscal 2016 and $34,000 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,929 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $647,646 in fiscal 2016 and $816,105 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen

Principal Financial Officer

Date:	11/21/2016